Exhibit 99.1
MARTIN MIDSTREAM PARTNERS REPORTS
2009 FIRST QUARTER FINANCIAL RESULTS
     KILGORE, Texas, May 6, 2009 (GlobeNewswire via COMTEX News Network) — Martin Midstream Partners L.P. (Nasdaq: MMLP) announced today its financial results for the first quarter ended March 31, 2009.
     MMLP reported net income for the first quarter of 2009 of $4.9 million, or $0.28 per limited partner unit. This compared to net income for the first quarter of 2008 of $8.0 million, or $0.51 per limited partner unit. Revenues for the first quarter of 2009 were $156.9 million compared to $313.0 million for the first quarter of 2008. First quarter 2009 net income was negatively impacted by $1.1 million, or $0.08 per limited partner unit, in non-cash derivatives net losses from certain commodity and interest rate hedges that did not qualify for hedge accounting.
     The Company’s distributable cash flow for the first quarter of 2009 was $13.9 million. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information.” The Company has also included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.
     MMLP’s first quarter 2009 financial statements are included with this press release. These financial statements should be read in conjunction with the information contained in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 6, 2009.
     Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said “The first quarter proved to be a challenging quarter for our company given the overall state of the economy. Our terminalling and natural gas processing businesses were negatively impacted by the decline in commodity prices while our sulfur services volumes were down due to the current economic downturn and a wetter-than-expected planting season. Despite these challenges, however, our propane and NGL businesses experienced improved unit margins which helped to maintain our strong distribution coverage at approximately 1.2 times for the quarter. In addition, we successfully executed on our non-strategic asset divestiture plan with the recent sale of the Mont Belvieu rail rack facility to an affiliate of Enterprise Products Partners for approximately $23.1 million, $3.5 million of which will be received upon our completion of construction projects at the facility. This sale provides us with additional liquidity while having a negligible impact relative to our historical distributable cash flow. We have identified additional potential asset sales and will continue to evaluate opportunities that generate liquidity with minimal impact to our cash flows.”
Investors’ Conference Call
     An investors’ conference call to review the first quarter results will be held on Thursday, May 7, 2009 at 8:00 a.m. Central Time. The conference call can be accessed by calling 877-591- 4959. An audio replay of the conference call will be available by calling 888-203-1112 from 9:00 a.m. Central Time on May 7, 2009 through 11:59 p.m. Central Time on May 14, 2009. The access code for the conference call and the audio replay is: Conference ID No. 1754532. The audio replay of the conference call will also be archived on the Company’s website at www.martinmidstream.com.
About Martin Midstream Partners
     Martin Midstream Partners is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership’s primary business lines include: terminalling and storage services for petroleum products and by-products; natural gas services; marine transportation services for petroleum products and by-products; and sulfur and sulfur-based products processing, manufacturing, marketing and distribution.
     Additional information concerning the Company is available on the Company’s website at www.martinmidstream.com.
Forward-Looking Statements
     Statements about Martin Midstream Partners’ outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Information
     MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as distributable cash flow because MMLP’s management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP’s cash available to pay distributions. Distributable cash flow should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with generally accepted accounting principles (GAAP) in the United States. Distributable cash flow is not intended to represent cash flows for the period, nor is it presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

     The Company has included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. MMLP calculates distributable cash flow as follows: net income (as reported in Statements of Operations), plus depreciation and amortization and amortization of deferred debt issuance costs (as reported in Statements of Cash Flows), less deferred taxes (as reported in its Statements of Cash Flows), plus distribution equivalents from unconsolidated entities (as described below), plus invested cash in unconsolidated entities (as described below), less equity in earnings of unconsolidated entities (as reported in Statements of Operations), plus non-cash derivatives loss (as reported in Statements of Cash Flows), less maintenance capital expenditures (as reported under the caption “Liquidity and Capital Resources” in MMLP’s Quarterly Report on Form 10-Q filed on May 6, 2009), plus unit-based compensation (as reported in Statements of Capital).
     MMLP’s distribution equivalents from unconsolidated entities is calculated as distributions from unconsolidated entities (as reported in Statements of Cash Flows), plus return of investments from unconsolidated entities (as reported in Statements of Cash Flows), plus distributions in-kind from equity investments (as reported in Statements of Cash Flows). For the quarter ended March 31, 2009, MMLP’s distributions from unconsolidated entities, return of investments from unconsolidated entities and distributions in-kind from equity investments were $0.7 million, $0.2 million and $1.3 million, respectively.
     MMLP’s invested cash in unconsolidated entities is calculated as distributions from unconsolidated entities for operations (as reported in Statements of Cash Flows), plus expansion capital expenditures in unconsolidated entities (as reported under the caption “Liquidity and Capital Resources” in MMLP’s Quarterly Report on Form 10-Q filed on May 6, 2009). For the quarter ended March 31, 2009, MMLP’s distributions from unconsolidated entities for operations and expansion capital expenditures in unconsolidated entities were $0.6 million and $0.4 million, respectively
     Contact: Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, the Company’s general partner at (903) 983-6200.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	March 31,	December 31,
	2009	2008
	(Unaudited)	(Audited)
Assets
Cash	$7,965	$7,983
Accounts and other receivables, less allowance for doubtful accounts of $599 and $481	66,732	68,117
Product exchange receivables	5,808	6,924
Inventories	32,494	42,461
Due from affiliates	1,903	555
Fair value of derivatives	3,793	3,623
Other current assets	1,060	1,079

Total current assets	119,755	130,742

Property, plant, and equipment, at cost	550,213	537,381
Accumulated depreciation	(133,396)	(125,256)

Property, plant and equipment, net	416,817	412,125

Goodwill	37,405	37,405
Investment in unconsolidated entities	79,089	79,843
Fair value of derivatives	1,171	1,469
Other assets, net	6,832	7,332

	$661,069	$668,916

Liabilities and Capital

Trade and other accounts payable	$70,323	$87,382
Product exchange payables	8,283	10,924
Due to affiliates	27,641	13,420
Income taxes payable	278	414
Fair value of derivatives	7,975	6,478
Other accrued liabilities	3,238	6,077

Total current liabilities	117,738	124,695

Long-term debt	301,700	295,000
Deferred income taxes	8,443	8,538
Fair value of derivatives	2,937	4,302
Other long-term obligations	1,642	1,667

Total liabilities	432,460	434,202

Partners’ capital	232,672	239,649
Accumulated other comprehensive loss	(4,063)	(4,935)

Total partners’ capital	228,609	234,714

Commitments and contingencies	$661,069	$668,916

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2009.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended
	March 31,
	2009	2008
Revenues:
Terminalling and storage	$9,599	$7,920
Marine transportation	16,336	16,403
Product sales:
Natural gas services	90,866	207,092
Sulfur services	26,586	70,225
Terminalling and storage	13,519	11,376

	130,971	288,693

Total revenues	156,906	313,016

Costs and expenses:
Cost of products sold:
Natural gas services	82,667	202,850
Sulfur services	18,435	56,340
Terminalling and storage	12,105	9,921

	113,207	269,111

Expenses:
Operating expenses	23,888	24,217
Selling, general and administrative	4,179	3,479
Depreciation and amortization	8,405	7,340

Total costs and expenses	149,679	304,147

Other operating income	—	139

Operating income	7,227	9,008

Other income (expense):
Equity in earnings of unconsolidated entities	2,059	3,510
Interest expense	(4,669)	(4,743)
Other, net	23	181

Total other expense	(2,587)	(1,052)

Net income before taxes	4,640	7,956

Income tax benefit	230	61

Net income	$4,870	$8,017

General partner’s interest in net income	$807	$651
Limited partners’ interest in net income	$4,063	$7,366

Net income per limited partner unit — basic and diluted	$0.28	$0.51

Weighted average limited partner units — basic	14,532,826	14,532,826
Weighted average limited partner units — diluted	14,537,094	14,535,491
These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2009.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Unaudited)
(Dollars in thousands)

	Partners’ Capital
						Accumulated
						Other
					General	Comprehensive
	Common		Subordinated		Partner	Income (Loss)
	Units	Amount	Units	Amount	Amount	Amount	Total
Balances — January 1, 2008	12,837,480	$244,520	1,701,346	$(6,022)	$4,112	$(6,762)	$235,848

Net income	—	6,141	—	1,225	651	—	8,017

Cash distributions	—	(8,986)	—	(1,191)	(719)	—	(10,896)

Unit-based compensation	—	17	—	—	—	—	17

Adjustment in fair value of derivatives	—	—	—	—	—	(4,992)	(4,992)

Balances — March 31, 2008	12,837,480	$241,692	1,701,346	$(5,988)	$4,044	$(11,754)	$227,994

Balances — January 1, 2009	13,688,152	$239,333	850,674	$(3,688)	$4,004	$(4,935)	$234,714

Net income	—	3,826	—	237	807	—	4,870

Cash distributions	—	(10,266)	—	(638)	(962)	—	(11,866)

Unit-based compensation	—	19	—	—	—	—	19

Adjustment in fair value of derivatives	—	—	—	—	—	872	872

Balances — March 31, 2009	13,688,152	$232,912	850,674	$(4,089)	$3,849	$(4,063)	$228,609

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2009.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Three Months Ended
	March 31,
	2009	2008
Cash flows from operating activities:
Net income	$4,870	$8,017

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,405	7,340
Amortization of deferred debt issuance costs	281	279
Deferred taxes	(95)	(80)
Gain on disposition or sale of property, plant and equipment	—	(140)
Equity in earnings of unconsolidated entities	(2,059)	(3,510)
Distributions from unconsolidated entities	650	—
Distributions in-kind from equity investments	1,303	2,580
Non-cash derivatives loss	1,132	1,888
Other	19	17
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	1,385	(8,454)
Product exchange receivables	1,116	668
Inventories	9,967	747
Due from affiliates	(1,348)	(1,583)
Other current assets	19	(1,159)
Trade and other accounts payable	(17,059)	19,329
Product exchange payables	(2,641)	(2,679)
Due to affiliates	14,221	(506)
Income taxes payable	(136)	(15)
Other accrued liabilities	(2,839)	(809)
Change in other non-current assets and liabilities	(39)	14

Net cash provided by operating activities	17,152	21,944

Cash flows from investing activities:
Payments for property, plant and equipment	(12,864)	(33,600)
Acquisitions, net of cash acquired	—	(5,983)
Proceeds from sale of property, plant and equipment	—	404
Return of investments from unconsolidated entities	220	450
Distributions from unconsolidated entities for operations	640	506

Net cash used in investing activities	(12,004)	(38,223)

Cash flows from financing activities:
Payments of long-term debt	(28,400)	(58,120)
Proceeds from long-term debt	35,100	88,100
Cash distributions paid	(11,866)	(10,896)

Net cash provided by (used in) financing activities	(5,166)	19,084

Net increase (decrease) in cash	(18)	2,805
Cash at beginning of period	7,983	4,113

Cash at end of period	$7,965	$6,918

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2009.

MARTIN MIDSTREAM PARTNERS L.P.
DISTRIBUTABLE CASH FLOW

Unaudited Non-GAAP Financial Measure
(Dollars in thousands)

Three Months
Ended
March 31,
2009
Net income	$4,870

Adjustments to reconcile net income to distributable cash flow:
Depreciation and amortization	8,405
Amortization of deferred debt issuance costs	281
Deferred taxes	(95)
Distribution equivalents from unconsolidated entities[1]	2,173
Invested cash in unconsolidated entities[2]	883
Equity in earnings of unconsolidated entities	(2,059)
Non-cash derivatives loss	1,132
Maintenance capital expenditures	(1,716)
Unit-based compensation	19

Distributable cash flow	$13,893

[1] Distribution equivalents from unconsolidated entities:
Distributions from unconsolidated entities	$650
Return of investments from unconsolidated entities	220
Distributions in-kind from equity investments	1,303

Distributions equivalents from unconsolidated entities	$2,173

[2] Invested cash in unconsolidated entities:
Distributions from unconsolidated entities for operations	640
Expansion capital expenditures in unconsolidated entities	243

Invested cash in unconsolidated entities	$883